                                                                  Exhibit 99.2

                          INTERIM MANAGEMENT AGREEMENT

        THIS INTERIM MANAGEMENT AGREEMENT (the "Agreement") is effective as of this 15th day of March, 2002 (the "Effective Date"), by and between Sunrise Technologies International, Inc., a Delaware corporation ("Sunrise") and Anesti Management LLC or its assignee ("Anesti").

                                 R E C I T A L S

        A. Sunrise is a publicly held company and is subject to the reporting requirements of the Securities Exchange Act of 1934 as amended (the "34 Act").

        B. Sunrise has entered into a letter of intent ("Letter of Intent") to acquire from Aragon Ventures LLC, a Delaware LLC, and R. Gale Martin, an individual, (collectively "Aragon") all membership units of SBH Holdings LLC, a Nevada LLC doing business as ScienceBased Health ("SBH") in exchange for the consideration described in the Letter of Intent.

        C. Certain conditions precedent outlined in the Letter of Intent are required before the transactions contemplated in the Letter of Intent can be finalized. As one of the conditions precedent, Sunrise has agreed to enter into an interim management agreement with Anesti which will commence as of the Effective Date and terminate upon satisfaction of the remaining conditions precedent outlined in the Letter of Intent and the purchase by Sunrise of the SBH membership units.

        D. Sunrise desires to retain Anesti as an interim manager of Sunrise, and Anesti agrees to act as an interim manager of Sunrise pursuant to the term and conditions provided in this Agreement.

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows.

                                A G R E E M E N T

1. Management. Sunrise hereby agrees to retain Anesti to perform the management and operation of Sunrise's business which may include, without limitation, assisting in negotiating and arranging financing for Sunrise, processing and negotiating business contracts for Sunrise and management of all operations of Sunrise. In order for Anesti to perform its services, Sunrise hereby grants Anesti very broad powers to run the business including, without limitation, the authority and power to manage and control the day-to-day business operations of Sunrise which include, without limitation, the sole authority to receive and disburse funds upon behalf of Sunrise and to hire, fire, dismiss, contract with or retain employees, independent contractors or other third parties on behalf of Sunrise, which Anesti, in its sole discretion, determines may be necessary or unnecessary, as the case may be, to manage and/or operate Sunrise. Anesti agrees that it will keep in place all current insurance policies.

2. Expenses, Fees and Costs. The parties hereby agree that Anesti, as agent for Sunrise, shall pay any and all expenses, fees, claims and/or costs (including attorneys' fees) associated with, relating to, or deriving from the management and operation incurred by Anesti in the discharge of its duties ("Expenses").

3. Consideration. As payment for Anesti's services, Sunrise hereby agrees that Anesti shall receive the following consideration:

        (a) Anesti will receive immediate reimbursement from Sunrise for any and all Expenses paid by Anesti on Sunrise's behalf or the like incurred in connection with the performance of Anesti's services under this Agreement. Anesti shall be entitled to receive reimbursement under this Section 3(a) immediately upon notifying Sunrise of any Expenses.

        (b) Within 3 business days of this Agreement, Sunrise will compensate Anesti with all remaining shares available under its S-3 shelf registration (estimated to be 2,000,000 shares of its freely tradable common stock) as consideration for services rendered. Anesti agrees that it will not sell or otherwise transfer an interest in these shares until Sunrise has filed a Form 8-K with the Securities and Exchange Commission.

4. Term. The term of this Agreement shall commence on the Effective Date and continue until the conditions precedent identified in the Letter of Intent are satisfied, Sunrise has purchased the SBH units in accordance with the Letter of Intent, and a 3-year management contract between Sunrise and Anesti has been reached. Notwithstanding the foregoing, Anesti may, in its sole discretion, terminate this Agreement at any time if (i) Sunrise fails to pay Anesti the consideration identified in Section 3 of this Agreement, (ii) Sunrise otherwise materially breaches its obligations under this Agreement, or (iii) the conditions precedent in the Letter of Intent are not satisfied within 30 days following the Effective Date.

5a. Indemnification. Sunrise hereby agrees to indemnify, defend and hold harmless Anesti from and against any and all claims, liabilities, judgments, penalties, losses, costs, damages, demands, and expenses, including attorney's fees and expert witness costs, arising by reason of, or in connection with (i) any act or omission pursuant to, or in breach of the representations, warranties, and covenants made or undertaken by Sunrise in this Agreement or in connection with the transactions contemplated hereunder, (ii) any and all claims in connection with transactions entered into by Sunrise, and (iii) any and all claims arising under the 34 Act representing securities transactions initiated by Anesti. In any such case, Anesti shall have the sole and exclusive right to control the defense, select or approve legal counsel and resolve any such claim by judgment, award, settlement or otherwise, and Sunrise agrees to cooperate fully and completely in the conduct of such defense and/or the resolution thereof, at Sunrise's sole cost and expense.

5b. Indemnification. To the extent not covered by applicable insurance policies, Anesti hereby agrees to indemnify, defend and hold harmless Sunrise and its Board of Directors from and against any and all claims, liabilities, judgments, penalties, losses, costs, damages, demands, and expenses, including attorney's fees and expert witness costs, arising by reason of, or in connection with (i) any act or omission pursuant to, or in breach of the representations, warranties, and covenants made or undertaken by Anesti in this Agreement or in connection with the transactions contemplated hereunder, (ii) the services performed or undertaken by Anesti, its agents, employees, other companies, contractors, governmental agencies or the like relating to any management or services provided by Anesti or in any way relating to, or arising out of, Anesti's business operations or financing arrangement, (iii) any fees or expenses relating to Sunrise's business or the management thereof by Anesti, (iv) any and all claims in connection with transactions entered into by Anesti, and/or (v) any and all claims arising under the 34 Act other than securities transactions initiated by Anesti. In any such case, Sunrise shall have the sole and exclusive right to control the defense, select or approve legal counsel and resolve any such claim by judgment, award, settlement or otherwise, and Anesti agrees to cooperate fully and completely in the conduct of such defense and/or the resolution thereof, at Anesti's sole cost and expense. Notwithstanding the foregoing, Anesti shall have no liability or obligations under this Agreement whatsoever that pertain to acts or transactions occurring before March 15, 2002.

6. Limitation of Liability. The parties agree that except for the provisions of 5b, the total cumulative liability of Anesti, its affiliates and their respective directors, officers, employees, and agents with respect to services performed or to be performed pursuant to this Agreement, whether for breach of contract, contribution, tort or other theory of liability, shall not exceed 100% of the compensation received by Anesti from Sunrise under this Agreement. Sunrise agrees and acknowledges that Anesti will not be responsible or liable for consequential, incidental, special, or punitive damages, or for loss of revenue or profit in connection with the performance or failure to perform services under this Agreement, regardless of whether liability arose from breach of contract or any other theory of liability. The parties agree and acknowledge this Section 6 of the Agreement is a material part of the consideration for the Agreement.

7. Sunrise's Representations and Warranties. Sunrise represents, warrants and covenants to Anesti that (i) the execution and delivery of this Agreement by Sunrise has been duly authorized and approved by the Sunrise's officers and board of directors, and (ii) no further action will be necessary on Sunrise's part to make this Agreement valid and binding in accordance with its terms.

8. Anesti's Representations and Warranties. Anesti represents warrants and covenants to Sunrise that (i) the execution and delivery of this Agreement by Anesti has been duly authorized and approved by the Anesti's manager and/or members, and (ii) no further action will be necessary on Anesti's part to make this Agreement valid and binding in accordance with its terms.

9. Interpretation. This Agreement shall not be construed more strictly against one party than the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties. The parties recognize that both Sunrise and Anesti have contributed substantially and materially to the preparation of this Agreement.

10. Further Action. The parties shall execute all further documents and take all further actions reasonably requested by the other to carry out or consummate the transaction contemplated hereunder.

11. Dispute Resolution. Any dispute arising out of or in connection with this Agreement, shall be resolved only by binding arbitration, conducted by the Judicial Arbitration and

Mediation Service (JAMS) (or their successor and if no successor, then by the American Arbitration Association), in San Francisco County, California. Written notice of the demand for arbitration shall be served on the other party to this agreement and filed with the arbitration service. The demand for arbitration shall be made within a reasonable time after the dispute has arisen, and in no event shall it be made after the date upon which it would have been barred by the terms of this agreement or applicable law. Each arbitrator must be experienced in the subject matter of the arbitration. Arbitration shall be completed not later than 180 days following its initiation. In reaching their award, the arbitrators shall follow and be bound by substantive California law, including the provisions of California Code Civ. Proc. Section 1283.05, as if they were judges sitting in a California court of law. However, arbitrators shall in no manner award punitive damages (or damages calculated by applying a multiplier) or damages for emotional distress. The award shall be in writing and shall contain findings of fact and conclusion of law and shall set forth the nature, amount and manner of calculation of all damages. The award shall be final and binding, and judgment may be entered upon it in any court having jurisdiction. This provision has been expressly agreed to by the parties with full understanding that it acts to waive their respective constitutional rights to a trial by judge or jury and their respective rights to punitive or emotional distress damages.

12. Legal Fees. In the event of any legal or equitable proceeding (or arbitration) arising out of or in connection with the parties' obligations under this Agreement, the prevailing party shall recover its reasonable attorneys' fees, reasonable costs of experts and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

13. Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or three (3) days after deposit in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

15. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of California without regard to principles of conflicts of law, as applied to contracts entered within California, between California residents and to be performed entirely within California. Both parties hereby agree to submit to the jurisdiction of the appropriate U.S. state and/or federal court in California as may be necessary for the resolution of any claim, controversy or other matter arising out of or in connection with this agreement.

16. Severability. In the event any of the provisions of this Agreement shall be held by a court of competent jurisdiction to be contrary to any state or federal law, the remaining provisions of this Agreement will remain in full force and effect. Any provision, which is held to be invalid or unenforceable, shall be limited to the least extent possible so as to make the provision valid and enforceable.

17. Headings. The section headings in this Agreement do not form a part of this Agreement, but are for convenience only and shall not limit or affect the meaning of the provisions.

18. Interpretation. In this Agreement, where appropriate, the use of the singular shall include the plural and use of the plural shall include the singular.

19. Entire Agreement. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any proceedings (judicial or otherwise) involving this Agreement, except for evidence of a subsequent written amendment hereto, which conforms to the terms and conditions herein.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and in the year first above written.

Sunrise Technologies International,         Anesti Management LLC, a California
Inc., a Delaware corporation                limited liability company


By: /s/ R. Dale Bowerman                    By: /s/ David E. Brewer

(Signature)                                 (Signature)
      R. Dale Bowerman                           David  E. Brewer
      Chairman                                   General Manager
(Print name and Title)                      (Print name and Title)